Exhibit 99.1

Equity Residential Reports Second Quarter Results; Announces First Acquisition in Manhattan

    CHICAGO--(BUSINESS WIRE)--Aug. 3, 2004--Equity Residential (NYSE:EQR) today reported results for the quarter and six months ended June 30, 2004. All per share results are reported on a fully diluted basis.
    "We are encouraged by improving revenues in the majority of our top twenty markets, which we believe is a sign of the continuing recovery of the apartment industry," said Bruce W. Duncan, Equity Residential's President and CEO. "The improvement in our revenues is a result primarily of increases in occupancy and therefore we continue to remain cautious about the strength of the recovery until we see meaningful improvement in rental rate."

    Second Quarter 2004

    For the quarter ended June 30, 2004, the Company reported earnings of $0.39 per share compared to $0.41 per share in the second quarter of 2003.
    Funds from Operations (FFO) for the quarter ended June 30, 2004 were $0.56 per share compared to $0.57 per share in the same period of 2003. The $0.56 per share FFO for the quarter was $0.03 above the guidance range of $0.51 to $0.53 provided by the Company in its first quarter earnings release on April 28, 2004. The positive variance was the result of $0.02 from the sale of vacant land associated with the Company's Water Terrace project in Marina del Rey, California and $0.01 from increased condominium sales for the quarter as well as lower than budgeted short-term interest rates. From an operating standpoint, the Company's results achieved the high end of the guidance range.
    Total revenues from continuing operations for the quarter were $488.6 million compared to $440.1 million in the second quarter of 2003. The primary components of this $48.5 million increase in revenues includes the properties acquired since July 1, 2003, the interests in the 15 development properties acquired in the first quarter of 2004 from the Company's joint venture partners as well as the properties consolidated due to the adoption of FIN 46 effective March 31, 2004.

    Six Months Ended June 30, 2004

    For the six months ended June 30, 2004, the Company reported earnings of $0.74 per share compared to $0.82 per share in the same period of 2003.
    FFO for the six months ended June 30, 2004 were $1.08 per share compared to $1.14 per share in the same period of 2003.
    Total revenues from continuing operations for the six months ended June 30, 2004 were $945.7 million compared to $872.9 million in the same period of 2003.

    "Same-Store" Results

    On a "same-store" second quarter to second quarter comparison, which includes 169,099 units, revenues increased 1.1 percent, expenses increased 3.6 percent and NOI decreased 0.5 percent. On a sequential "same-store" comparison for these same 169,099 units from first quarter 2004 to second quarter 2004, revenues increased 1.3 percent, expenses increased 0.6 percent and NOI increased 1.8 percent.
    On a "same-store" six-month to six-month comparison, which includes 168,179 units, revenues increased 0.4 percent, expenses increased 3.4 percent and NOI decreased 1.5 percent.

    Acquisitions/Dispositions

    During the second quarter of 2004, the Company acquired eight properties, consisting of 1,869 units, for an aggregate purchase price of $223.6 million at an average capitalization (cap) rate of 5.9 percent.
    Also during the quarter, the Company sold 10 properties, consisting of 2,620 units, for an aggregate sale price of $167.8 million at an average cap rate of 5.9 percent. In addition, the Company sold 188 condominium units and one vacant land parcel for $25.7 million and $27.7 million, respectively.
    In the first six months of 2004, the Company acquired 13 properties, consisting of 3,540 units, for an aggregate purchase price of $448.0 million at an average cap rate of 5.8 percent and sold 31 properties, consisting of 8,485 units, for an aggregate sale price of $452.2 million at an average cap rate of 6.3 percent. In addition, the Company sold 313 condominiums and two vacant land parcels for $42.4 million and $27.9 million, respectively.

    Hudson Crossing

    On July 29, 2004, the Company closed on its first acquisition in New York City: Hudson Crossing, a 259-unit property located on Ninth Avenue between 36th and 37th in Manhattan. The property, which was constructed in 2003, features a mixture of studio, one and two-bedroom units, and an indoor parking garage. The purchase price was $93.1 million, representing a cap rate of 5.2%.

    Third Quarter 2004 Results

    Equity Residential expects to announce third quarter 2004 results on Tuesday, November 2, 2004 and host a conference call to discuss those results at 10:00 a.m. CT that day.

    Equity Residential is the largest publicly traded apartment company in America. Nationwide, Equity Residential owns or has investments in 951 properties in 34 states consisting of 203,012 units. For more information on Equity Residential, please visit our website at www.equityresidential.com.

    Forward-Looking Statements

    The Company lists parameters for 2004 results in the final page of this release. 2004 results will depend upon a slowdown in multifamily starts and economic recovery and job growth. The forward-looking statements contained in this news release regarding 2004 results are further subject to certain risks and uncertainties including, without limitation, the risks described under the heading "Risk Factors" in our Annual Report on Form 10-K filed with the Securities and Exchange Commission (SEC) and available on our website, www.equityresidential.com. This news release also contains forward-looking statements concerning development properties. The total number of units and cost of development and completion dates reflect the Company's best estimates and are subject to uncertainties arising from changing economic conditions (such as costs of labor and construction materials), completion and local government regulation. The Company assumes no obligation to update or supplement forward-looking statements that become untrue because of subsequent events.
    A live web cast of the Company's conference call discussing these results and outlook for 2004 will take place today at 10:00 a.m. Central. Please visit the Investor Information section of the Company's web site at www.equityresidential.com for the link. A replay of the web cast will be available for two weeks at this site.



                          EQUITY RESIDENTIAL
                 CONSOLIDATED STATEMENTS OF OPERATIONS
             (Amounts in thousands except per share data)
                              (Unaudited)

                                Six Months Ended   Quarter Ended June
                                     June 30,              30,
                               ---------------------------------------
                                   2004      2003      2004      2003
                               --------- --------- --------- ---------
REVENUES
    Rental income              $939,158  $865,045  $485,062  $434,733
    Fee and asset management      6,541     7,878     3,534     5,390
                               --------- --------- --------- ---------

        Total revenues          945,699   872,923   488,596   440,123
                               --------- --------- --------- ---------

EXPENSES
    Property and maintenance    258,559   234,007   134,203   117,232
    Real estate taxes and
     insurance                  105,906    93,310    54,144    46,151
    Property management          37,441    32,194    20,155    16,343
    Fee and asset management      4,274     3,607     2,279     1,837
    Depreciation                238,266   210,377   123,981   105,926
    General and administrative   23,036    20,146    13,048     8,970
    Impairment on technology
     investments                      -       581         -       290
                               --------- --------- --------- ---------

        Total expenses          667,482   594,222   347,810   296,749
                               --------- --------- --------- ---------

Operating income                278,217   278,701   140,786   143,374

    Interest and other income     5,012     7,121     2,906     3,784
    Interest:
         Expense incurred, net (166,338) (162,380)  (86,527)  (83,227)
         Amortization of
          deferred financing
          costs                  (3,127)   (2,897)   (1,727)   (1,579)
                               --------- --------- --------- ---------

Income before allocation to Minority
 Interests, loss from investments in
 unconsolidated entities, net gain on
 sales of unconsolidated entities
 and discontinued operations    113,764   120,545    55,438    62,352
Allocation to Minority
 Interests:
     Operating Partnership      (15,738)  (18,281)   (8,098)   (9,171)
     Partially Owned Properties     296      (243)      443      (128)
Loss from investments in
 unconsolidated entities         (7,797)   (1,744)     (391)   (1,851)
Net gain on sales of
 unconsolidated entities          4,405     4,675     1,971     3,463
                               --------- --------- --------- ---------
Income from continuing
 operations                      94,930   104,952    49,363    54,665
Net gain on sales of
 discontinued operations        149,259   140,992    77,760    70,320
Discontinued operations, net        166    25,794       167    11,406
                               --------- --------- --------- ---------
Net income                      244,355   271,738   127,290   136,391
Preferred distributions         (37,493)  (48,417)  (18,737)  (24,237)
                               --------- --------- --------- ---------
Net income available to Common
 Shares                        $206,862  $223,321  $108,553  $112,154
                               ========= ========= ========= =========

Earnings per share - basic:
Income from continuing operations
 available to Common Shares       $0.24     $0.25     $0.13     $0.13
                               ========= ========= ========= =========
Net income available to Common
 Shares                           $0.74     $0.82     $0.39     $0.41
                               ========= ========= ========= =========
Weighted average Common Shares
 outstanding                    278,224   271,031   278,949   271,380
                               ========= ========= ========= =========

Earnings per share - diluted:
Income from continuing operations
 available to Common Shares       $0.24     $0.25     $0.13     $0.13
                               ========= ========= ========= =========
Net income available to Common
 Shares                           $0.74     $0.82     $0.39     $0.41
                               ========= ========= ========= =========
Weighted average Common Shares
 outstanding                    302,017   295,269   302,201   296,084
                               ========= ========= ========= =========

Distributions declared per
 Common Share outstanding        $0.865    $0.865   $0.4325   $0.4325
                               ========= ========= ========= =========


                          EQUITY RESIDENTIAL
           CONSOLIDATED STATEMENTS OF FUNDS FROM OPERATIONS
             (Amounts in thousands except per share data)
                              (Unaudited)

                                 Six Months Ended  Quarter Ended June
                                      June 30,             30,
                               ---------------------------------------
                                   2004      2003      2004      2003
                               --------- --------- --------- ---------

  Net income                   $244,355  $271,738  $127,290  $136,391
  Net income allocation to
   Minority Interests-Operating
   Partnership                   15,738    18,281     8,098     9,171
    Adjustments:
      Depreciation              238,266   210,377   123,981   105,926
      Depreciation - Non-real
       estate additions          (2,717)   (4,598)   (1,417)   (2,323)
      Depreciation - Partially
       Owned Properties          (4,171)   (4,116)   (2,075)   (2,077)
      Depreciation -
       Unconsolidated
       Properties                 7,879    10,150     1,116     4,955
      Net (gain) on sales of
       unconsolidated entities   (4,405)   (4,675)   (1,971)   (3,463)
      Discontinued operations:
           Depreciation           3,495    27,015       595    12,548
           Net (gain) on sales
            of discontinued
            operations         (149,259) (140,992)  (77,760)  (70,320)
           Net incremental
            gain on sales of
            condominium units     8,470     2,887     4,946     2,444
           Net gain on sales
            of vacant land        5,536         -     5,521         -
                               --------- --------- --------- ---------

  FFO (1)(2)                    363,187   386,067   188,324   193,252
  Preferred distributions       (37,493)  (48,417)  (18,737)  (24,237)
                               --------- --------- --------- ---------

  FFO available to Common
   Shares and OP Units - basic $325,694  $337,650  $169,587  $169,015
                               ========= ========= ========= =========

  FFO available to Common
   Shares and OP Units -
   diluted                     $327,672  $340,083  $170,572  $170,229
                               ========= ========= ========= =========

  FFO per share and OP Unit -
   basic                          $1.09     $1.15     $0.57     $0.58
                               ========= ========= ========= =========

  FFO per share and OP Unit -
   diluted                        $1.08     $1.14     $0.56     $0.57
                               ========= ========= ========= =========

  Weighted average Common
   Shares and
      OP Units outstanding -
       basic                    299,438   293,325   299,847   293,696
                               ========= ========= ========= =========

  Weighted average Common
   Shares and
      OP Units outstanding -
       diluted                  304,557   298,412   304,733   299,224
                               ========= ========= ========= =========

(1) The National Association of Real Estate Investment Trusts ("NAREIT") defines funds from operations ("FFO") (April 2002 White Paper) as net income (computed in accordance with accounting principles generally accepted in the United States ("GAAP")), excluding gains (or losses) from sales of depreciable property, plus depreciation and amortization, and after adjustments for unconsolidated partnerships and joint ventures. Adjustments for unconsolidated partnerships and joint ventures will be calculated to reflect funds from operations on the same basis. The April 2002 White Paper states that gain or loss on sales of property is excluded from FFO for previously depreciated operating properties only. Once the Company commences the conversion of units to condominiums, it simultaneously discontinues depreciation of such property.

(2) The Company believes that FFO is helpful to investors as a supplemental measure of the operating performance of a real estate company because it provides investors an understanding of the ability of the Company to incur and service debt and to make capital expenditures. FFO in and of itself does not represent net income or net cash flows from operating activities in accordance with GAAP. Therefore, FFO should not be exclusively considered as an alternative to net income or to net cash flows from operating activities as determined by GAAP or as a measure of liquidity. The Company's calculation of FFO may differ from other real estate companies due to, among other items, variations in cost capitalization policies for capital expenditures and, accordingly, may not be comparable to such other real estate companies.


                          EQUITY RESIDENTIAL
                      CONSOLIDATED BALANCE SHEETS
            (Amounts in thousands except for share amounts)
                              (Unaudited)



                                               June 30,   December 31,
                                                  2004           2003
                                             ------------ ------------
ASSETS
Investment in real estate
  Land                                        $2,102,954   $1,845,547
  Depreciable property                        12,076,194   11,018,326
  Construction in progress (including land)      327,701       10,506
                                             ------------ ------------
Investment in real estate                     14,506,849   12,874,379
  Accumulated depreciation                    (2,424,665)  (2,296,013)
                                             ------------ ------------
Investment in real estate, net                12,082,184   10,578,366

Cash and cash equivalents                        143,252       49,579
Investments in unconsolidated entities            12,409      473,977
Rents receivable                                   2,002          426
Deposits - restricted                             84,988      133,752
Escrow deposits - mortgage                        41,839       41,104
Deferred financing costs, net                     32,864       31,135
Goodwill, net                                     30,000       30,000
Other assets                                     121,257      128,554
                                             ------------ ------------
       Total assets                          $12,550,795  $11,466,893
                                             ============ ============

LIABILITIES AND SHAREHOLDERS' EQUITY
Liabilities:
  Mortgage notes payable                      $3,384,916   $2,693,815
  Notes, net                                   2,577,108    2,656,674
  Line of credit                                 415,000       10,000
  Accounts payable and accrued expenses           96,432       55,463
  Accrued interest payable                        63,370       60,334
  Rents received in advance and other
   liabilities                                   203,991      189,372
  Security deposits                               47,620       44,670
  Distributions payable                          141,314      140,195
                                             ------------ ------------
       Total liabilities                       6,929,751    5,850,523
                                             ------------ ------------

Commitments and contingencies
Minority Interests:
   Operating Partnership                         325,096      342,809
   Preference Interests                          246,000      246,000
   Junior Preference Units                           184        2,217
   Partially Owned Properties                     12,841        9,903
                                             ------------ ------------
       Total Minority Interests                  584,121      600,929
                                             ------------ ------------

Shareholders' equity:
   Preferred Shares of beneficial interest,
    $0.01 par value; 100,000,000 shares authorized;
    5,428,737 shares issued and outstanding as of
    June 30, 2004 and 5,496,518 shares issued
    and outstanding as of December 31, 2003      669,218      670,913
   Common Shares of beneficial interest,
    $0.01 par value; 1,000,000,000 shares
    authorized; 280,675,819 shares issued
    and outstanding as of June 30, 2004
    and 277,643,885 shares issued and
    outstanding as of December 31, 2003            2,807        2,776
   Paid in capital                             5,003,289    4,956,712
   Deferred compensation                          (1,716)      (3,554)
   Distributions in excess of accumulated
    earnings                                    (623,647)    (588,005)
   Accumulated other comprehensive loss          (13,028)     (23,401)
                                             ------------ ------------
       Total shareholders' equity              5,036,923    5,015,441
                                             ------------ ------------
       Total liabilities and shareholders'
        equity                               $12,550,795  $11,466,893
                                             ============ ============


                    June YTD 2004 vs. June YTD 2003
                    YTD over YTD Same-Store Results

               $ in Millions - 168,179 Same-Store Units

          Description  Revenues    Expenses      NOI(b)
           ----------- ----------  ----------  ------------
            YTD 2004      $826.0      $333.2        $492.8
            YTD 2003      $822.8      $322.3        $500.5
                       ----------  ----------  ------------
             Change         $3.2       $10.9         $(7.7)
                       ==========  ==========  ============
             Change          0.4%        3.4%        (1.5%)


              Second Quarter 2004 vs. Second Quarter 2003
                Quarter over Quarter Same-Store Results

               $ in Millions - 169,099 Same-Store Units


           Description  Revenues    Expenses      NOI(b)
           ----------- ----------  ----------  ------------
             Q2 2004      $418.7      $168.2        $250.5
             Q2 2003      $414.1      $162.3        $251.8
                       ----------  ----------  ------------
             Change         $4.6        $5.9         $(1.3)
                       ==========  ==========  ============
             Change          1.1%        3.6%        (0.5%)


              Second Quarter 2004 vs. First Quarter 2004
          Sequential Quarter over Quarter Same-Store Results

              $ in Millions - 169,099 Same-Store Units(a)


           Description  Revenues    Expenses       NOI(b)
           ----------- ----------  ----------  --------------
             Q2 2004      $418.7      $168.2          $250.5
             Q1 2004      $413.3      $167.2          $246.1
                       ----------  ----------  --------------
             Change         $5.4        $1.0            $4.4
                       ==========  ==========  ==============
             Change          1.3%        0.6%            1.8%

(a)Includes the same units as the Second Quarter 2004 vs. Second
    Quarter 2003 Same Store results for comparability purposes.


                    Same-Store Occupancy Statistics

YTD 2004                   93.3%    Q2 2004   93.7%   Q2 2004    93.7%
YTD 2003                   92.9%    Q2 2003   93.1%   Q1 2004    92.9%
                       -----------          --------           -------
            Change          0.4%     Change    0.6%    Change     0.8%


(b) The Company's primary financial measure for evaluating each of its apartment communities is net operating income ("NOI"). NOI represents rental income less property and maintenance expense, real estate tax and insurance expense, and property management expense. The Company believes that NOI is helpful to investors as a supplemental measure of the operating performance of a real estate company because it is a direct measure of the actual operating results of the Company's apartment communities.


                     Same Store NOI Reconciliation
                    June YTD 2004 vs. June YTD 2003

    The following table provides a reconciliation of operating income per the consolidated statements of operations to NOI for the Six-Month 2004 Same Store Properties:


                                          Six Months Ended June 30,
                                       -----------------------------
                                             2004              2003
                                       -----------   ---------------
                                             (Amounts in millions)

   Operating income                        $278.2            $278.7
   Adjustments:
        NOI for properties not in same
         store                              (44.5)             (5.0)
        Fee and asset management
         revenue                             (6.5)             (7.9)
        Fee and asset management
         expense                              4.3               3.6
        Depreciation                        238.3             210.4
        General and administrative           23.0              20.1
        Impairment on technology
         investments                            -               0.6
                                       -----------   ---------------

   Same store NOI                          $492.8            $500.5
                                       ===========   ===============



                     Same Store NOI Reconciliation
              Second Quarter 2004 vs. Second Quarter 2003

    The following table presents a reconciliation of operating income per the consolidated statements of operations to NOI for the Second Quarter 2004 Same Store Properties:


                                      Quarter Ended June 30,
                                    --------------------------
                                          2004           2003
                                    -----------    -----------
                                      (Amounts in millions)

Operating income                        $140.8         $143.4
Adjustments:
     NOI for properties not in same
      store                              (26.1)          (3.2)
     Fee and asset management
      revenue                             (3.5)          (5.4)
     Fee and asset management
      expense                              2.3            1.8
     Depreciation                        124.0          105.9
     General and administrative           13.0            9.0
     Impairment on technology
      investments                                -        0.3
                                    --------------------------

Same store NOI                          $250.5         $251.8
                                    ===========    ===========


                    June YTD 2004 vs. June YTD 2003
                     Same-Store Results by Market

                                          Increase (Decrease) from
                                          Prior Quarter
   -------------------------------------------------------------------
                           Jun     Jun
                           YTD     YTD
                          % of   Weighted
                        Actual    Average
   Markets         Units   NOI    Occu-   Rev-   Expenses NOI  Occu-
                                  pancy % enues                pancy
   -------------------------------------------------------------------
 1 Boston         5,526   7.1%    94.6%    0.3%    4.6% (1.9%)   0.5%
 2 South Florida  9,895   6.4%    94.5%    3.5%    1.1%  5.3%    0.8%
 3 San Francisco
   Bay Area       5,010   5.1%    95.0%   (2.3%)   2.7% (4.7%)   0.2%
 4 Atlanta       10,401   4.7%    93.4%   (2.6%)   6.6% (8.8%)   1.3%
 5 Phoenix        9,567   4.7%    90.6%    3.7%    3.2%  4.1%    2.3%
 6 Los Angeles    3,868   4.4%    94.9%    3.4%    5.1%  2.7%   (0.0%)
 7 San Diego      4,048   4.3%    94.5%    3.0%    7.0%  1.3%    0.4%
 8 Dallas/Ft
   Worth          9,579   4.2%    93.8%   (2.5%)   2.7% (7.2%)   0.7%
 9 New England
    (excl
   Boston)        6,114   4.0%    95.3%    2.6%    5.5%  0.6%   (0.7%)
10 Denver         7,187   4.0%    92.7%   (3.0%)  (1.9%)(3.5%)   0.2%
11 Seattle/
   Tacoma         6,874   3.8%    93.7%   (0.6%)   6.1% (4.8%)   0.5%
12 DC Suburban
   Maryland       5,525   3.8%    94.0%    1.9%    9.4% (2.1%)  (0.9%)
13 New York
    Metro Area    2,666   3.3%    94.3%   (0.5%)   4.4% (3.2%)   0.9%
14 Orange Co      3,013   3.2%    94.9%    4.7%    7.0%  3.7%    0.3%
15 Orlando        5,725   2.9%    94.2%    1.5%   (1.5%) 3.5%    0.8%
16 Inland
   Empire, CA     3,252   2.9%    95.9%    7.0%    1.4%  9.7%    0.8%
17 DC Suburban
   Virginia       3,283   2.8%    94.8%    2.2%    3.4%  1.6%   (0.2%)
18 North Florida  6,223   2.8%    92.5%    0.3%    0.7%  0.1%   (1.0%)
19 Houston        4,920   2.3%    90.9%   (4.0%)  (3.8%)(4.2%)  (1.3%)
20 Minn/St Paul   3,826   2.3%    91.1%   (0.7%)  (4.0%) 2.1%    0.6%
                ------------------------------------------------------
       Top 20
       Markets  116,502  79.1%    93.6%    0.7%    3.1% (0.7%)   0.4%

    All Other
       Markets   51,677  20.9%    92.6%   (0.7%)   4.2% (4.7%)   0.4%
                ------------------------------------------------------
        Total   168,179 100.0%    93.3%    0.4%    3.4% (1.5%)   0.4%
                ======================================================


              Second Quarter 2004 vs. Second Quarter 2003
                     Same-Store Results by Market


                                           Increase (Decrease) from
                                           Prior Quarter
   -------------------------------------------------------------------
                         2Q04     2Q04
                         % of   Weighted
                        Actual   Average
   Markets        Units  NOI     Occu-    Rev-  Expenses NOI Occupancy
                                 pancy % enues
   -------------------------------------------------------------------
 1 Boston         5,526   7.0%    95.5%   (0.1%)   8.1% (4.1%)   0.9%
 2 South Florida  9,895   6.3%    94.3%    4.0%    0.4%  6.6%    0.9%
 3 San Francisco
    Bay Area      5,010   5.1%    95.5%   (1.5%)   4.1% (4.2%)   0.5%
 4 Atlanta       10,401   4.7%    93.8%   (1.2%)   6.5% (6.4%)   1.4%
 5 Los Angeles    4,008   4.6%    95.2%    5.1%    5.1%  5.1%    0.6%
 6 Phoenix        9,567   4.6%    90.5%    4.9%    4.1%  5.4%    2.4%
 7 San Diego      4,048   4.3%    94.9%    3.7%   11.2%  0.7%    0.0%
 8 New England
    (excl
   Boston)        6,114   4.2%    95.9%    3.2%    5.4%  1.7%   (0.4%)
 9 Dallas/Ft
   Worth          9,579   4.1%    94.4%   (2.2%)   2.7% (6.6%)   0.9%
10 Denver         7,187   3.9%    93.2%   (3.5%)  (3.3%)(3.6%)   0.7%
11 DC Suburban
   Maryland       5,525   3.8%    94.2%    2.6%   11.1% (1.7%)  (0.8%)
12 Seattle/
   Tacoma         6,874   3.8%    94.1%   (0.2%)   8.5% (5.6%)   0.7%
13 New York
  Metro Area      2,666   3.3%    95.4%    0.0%    6.2% (3.3%)   0.3%
14 Orange Co      3,013   3.2%    95.8%    6.5%    7.0%  6.3%    1.3%
15 DC Suburban
   Virginia       3,509   3.1%    95.9%    5.4%    5.7%  5.3%    1.8%
16 Orlando        5,725   3.0%    94.7%    2.6%   (0.7%) 4.8%    1.2%
17 Inland
   Empire, CA     3,252   2.9%    95.9%    6.2%    1.5%  8.4%    0.1%
18 North Florida  6,223   2.8%    92.8%    0.9%   (2.2%) 3.0%   (0.7%)
19 Houston        4,920   2.3%    91.2%   (3.1%)  (4.4%)(1.8%)  (1.1%)
20 Minn/St Paul   3,826   2.2%    91.5%    1.0%   (6.3%) 7.7%    1.4%
                ------------------------------------------------------
        Top 20
       Markets  116,868  79.1%    94.0%    1.5%    3.5%  0.2%    0.7%

    All Other
       Markets   52,231  20.9%    93.0%   (0.1%)   3.8% (3.2%)   0.5%
                ------------------------------------------------------
         Total  169,099 100.0%    93.7%    1.1%    3.6% (0.5%)   0.6%
                ======================================================

             Second Quarter 2004 vs. First Quarter 2004(a)
                Sequential Same-Store Results by Market

                                          Increase (Decrease) from
                                          Prior Quarter
   -------------------------------------------------------------------
                         2Q04     2Q04
                         % of   Weighted
                        Actual   Average
   Markets        Units   NOI     Occu-    Rev- Expenses NOI Occupancy
                                 pancy %  enues
   -------------------------------------------------------------------
 1 Boston         5,526   7.0%    95.5%    0.1%   (0.4%) 0.3%    1.7%
 2 South Florida  9,895   6.3%    94.3%    0.8%    0.5%  1.1%   (0.4%)
 3 San Francisco
   Bay Area       5,010   5.1%    95.5%    1.2%    1.3%  1.2%    1.1%
 4 Atlanta       10,401   4.7%    93.8%    1.5%   (1.1%) 3.5%    0.7%
 5 Los Angeles    4,008   4.6%    95.2%    1.9%    0.4%  2.6%    0.7%
 6 Phoenix        9,567   4.6%    90.5%   (1.5%)   1.3% (3.3%)  (0.3%)
 7 San Diego      4,048   4.3%    94.9%    2.1%    2.2%  2.0%    0.8%
 8 New England
    (excl
   Boston)        6,114   4.2%    95.9%    2.7%   (6.2%) 9.7%    1.2%
 9 Dallas/Ft
   Worth          9,579   4.1%    94.4%    0.6%    2.1% (0.9%)   1.3%
10 Denver         7,187   3.9%    93.2%   (1.5%)   4.0% (4.4%)   1.0%
11 DC Suburban
    Maryland      5,525   3.8%    94.2%    2.0%    0.1%  3.2%    0.4%
12  Seattle/
   Tacoma         6,874   3.8%    94.1%    1.5%    1.0%  1.8%    0.8%
13 New York
   Metro Area     2,666   3.3%    95.4%    3.0%    1.3%  4.0%    2.1%
14 Orange Co      3,013   3.2%    95.8%    3.9%   (0.5%) 5.9%    1.8%
15 DC Suburban
   Virginia       3,509   3.1%    95.9%    5.6%    0.4%  8.3%    2.3%
16 Orlando        5,725   3.0%    94.7%    3.0%    0.5%  4.8%    1.1%
17 Inland
   Empire, CA     3,252   2.9%    95.9%    2.4%   (2.4%) 4.7%    0.1%
18 North Florida  6,223   2.8%    92.8%    2.2%   (0.8%) 4.4%    0.6%
19 Houston        4,920   2.3%    91.2%   (0.0%)   1.1% (1.0%)   0.6%
20 Minn/St Paul   3,826   2.2%    91.5%   (0.8%)   0.0% (1.5%)   0.9%
                ------------------------------------------------------
       Top 20
       Markets  116,868  79.1%    94.0%    1.3%    0.2%  2.0%    0.8%

    All Other
       Markets   52,231  20.9%    93.0%    1.3%    1.6%  1.1%    0.8%
                ------------------------------------------------------
         Total  169,099 100.0%    93.7%    1.3%    0.6%  1.8%    0.8%
                ======================================================

(a)Includes the same units as the Second Quarter 2004 vs. Second
    Quarter 2003 Same Store results for comparability purposes.


                     Portfolio as of June 30, 2004

                                  Properties    Units
                                   -------------------

Wholly Owned Properties                  851  178,836
Partially Owned Properties
 (Consolidated)                           41    7,800
Unconsolidated Properties                 59   16,376
                                   ---------- --------
                                         951  203,012


                      Portfolio Rollforward 2004

                                                           $      Cap
                                  Properties    Units  Millions  Rate
                                   ------------------- --------- -----

                       12/31/2003        968  207,506
Acquisitions                              13    3,540    $448.0   5.8%
Dispositions:
     Rental Properties                   (31)  (8,485)  $(452.2)  6.3%
     Condominium Units                    (1)    (313)   $(42.4)
     Vacant Land                           -        -    $(27.9)
Completed Developments                     2      718
Unit Configuration Changes                 -       46
                                   ---------- --------
                        6/30/2004        951  203,012


                     Portfolio Rollforward Q2 2004

                                                            $     Cap
                                  Properties    Units   Millions Rate
                                   ------------------- --------- -----

                        3/31/2004        952  203,590
Acquisitions                               8    1,869    $223.6   5.9%
Dispositions:
     Rental Properties                   (10)  (2,620)  $(167.8)  5.9%
     Condominium Units                     -     (188)   $(25.7)
     Vacant Land                           -        -    $(27.7)
Completed Developments                     1      315
Unit Configuration Changes                 -       46
                                   ---------- --------
                        6/30/2004        951  203,012


                           Portfolio Summary
                          As of June 30, 2004

            Market             Properties     Units    % of  % of 2004
                                                       Units     NOI
                                                                Budget

Boston                                 34     6,349     3.1%      6.0%
DC Northern Virginia                   14     4,956     2.4%      4.4%
New England (excluding Boston)         45     6,117     3.0%      3.8%
DC Suburban Maryland                   27     5,833     2.9%      3.6%
New York Metro Area                    11     3,145     1.5%      3.6%
Richmond                                3       916     0.5%      0.2%
                               ---------------------------------------
Atlantic Region                       134    27,316    13.5%     21.6%

South Florida                          54    11,931     5.9%      6.5%
Orlando                                31     6,732     3.3%      3.2%
North Florida                          48     6,852     3.4%      2.6%
Tampa/Ft Myers                         31     5,431     2.7%      1.8%
                               ---------------------------------------
Florida Region                        164    30,946    15.2%     14.1%

Raleigh/Durham                         17     4,201     2.1%      1.4%
Charlotte                              12     3,701     1.8%      1.1%
                               ---------------------------------------
Carolina Region                        29     7,902     3.9%      2.5%

Atlanta                                64    13,410     6.6%      5.4%
Birmingham                              1       240     0.1%      0.0%
                               ---------------------------------------
Georgia Region                         65    13,650     6.7%      5.4%

Minneapolis/St Paul                    18     3,982     2.0%      2.0%
Chicago                                 9     3,724     1.8%      1.8%
Southeastern Michigan                  23     3,637     1.8%      1.6%
Nashville                              11     2,729     1.3%      1.0%
Columbus                               31     3,415     1.7%      0.8%
Indianapolis                           29     3,056     1.5%      0.7%
Northern Ohio                          25     2,691     1.3%      0.6%
Southern Ohio                          22     1,865     0.9%      0.4%
St Louis                                5       984     0.5%      0.4%
Milwaukee                               3       686     0.3%      0.4%
Lexington                               7       656     0.3%      0.2%
Louisville                              8       608     0.3%      0.2%
Memphis                                 1       568     0.3%      0.1%
                               ---------------------------------------
Midwest Region                        192    28,601    14.1%     10.4%

Lexford Other                          50     4,194     2.1%      1.0%

Dallas/Ft Worth                        37    11,463     5.6%      4.1%
Houston                                17     5,282     2.6%      2.1%
Austin                                 13     3,867     1.9%      1.3%
San Antonio                             7     2,146     1.1%      0.6%
Tulsa                                   8     2,036     1.0%      0.5%
Kansas City                             2       568     0.3%      0.3%
                               ---------------------------------------
Texas Region                           84    25,362    12.5%      8.8%

Phoenix                                40    11,382     5.6%      4.5%
Las Vegas                               2       980     0.5%      0.4%
Tucson                                  2       558     0.3%      0.1%
Albuquerque                             2       369     0.2%      0.1%
                               ---------------------------------------
Arizona Region                         46    13,289     6.5%      5.0%

Denver                                 29     8,194     4.0%      3.7%
                               ---------------------------------------
Colorado Region                        29     8,194     4.0%      3.7%

Los Angeles                            30     6,528     3.2%      6.1%
San Diego                              13     4,048     2.0%      4.0%
Orange County, CA                       8     3,013     1.5%      2.9%
Inland Empire, CA                      11     3,504     1.7%      2.7%
                               ---------------------------------------
Southern Cal Region                    62    17,093     8.4%     15.7%

San Francisco Bay Area                 26     6,249     3.1%      4.9%
Central Valley CA                      10     1,595     0.8%      0.5%
                               ---------------------------------------
Northern Cal Region                    36     7,844     3.9%      5.4%

Seattle                                39     7,801     3.8%      3.5%
Portland OR                            13     4,678     2.3%      1.8%
Tacoma                                  7     2,341     1.2%      1.0%
                               ---------------------------------------
Washington Region                      59    14,820     7.3%      6.4%
                               ---------------------------------------
             Total                    950   199,211    98.1%    100.0%
Ft. Lewis - Military Housing            1     3,801     1.9%      0.0%
                               ---------------------------------------
          Grand Total                 951   203,012   100.0%    100.0%



                   Debt Summary as of June 30, 2004

                                     $ Millions     Weighted
                                                   Average Rate
                                                       (1)
                                     ---------- --------------
   Secured                              $3,385           5.46%
   Unsecured                             2,992           5.97%
                                     ---------- --------------
      Total                             $6,377           5.71%

   Fixed Rate                           $5,038           6.59%
   Floating Rate                         1,339           1.95%
                                     ---------- --------------
      Total                             $6,377           5.71%

   Above Totals Include:
   -----------------------
   Tax Exempt:
      Fixed                               $327           4.40%
      Floating                             573           1.52%
                                     ---------- --------------
      Total                               $900           2.56%

   Unsecured Revolving Credit
    Facility                              $415           1.50%

   Net of the effect of any derivative
(1) instruments.



    Debt Maturity Schedule as of June 30, 2004

                Year     $ Millions  % of Total
   -----------------      ---------  ----------

               2004           $333         5.2%
               2005 (2)(3)   1,060        16.6%
               2006    (4)     487         7.6%
               2007            355         5.6%
               2008            625         9.8%
               2009            810        12.7%
               2010            210         3.3%
               2011            704        11.0%
               2012            456         7.2%
              2013+          1,337        21.0%
                          ---------  ----------
               Total        $6,377       100.0%

(2) Includes $300 million of unsecured debt with a final maturity of 2015 that is putable/callable in 2005.

(3) Includes $415 million outstanding on the Company's unsecured revolving credit facility.

(4) Includes $150 million of unsecured debt with a final maturity of 2026 that is putable in 2006.



                    Unsecured Public Debt Covenants

                                                              June 30,
                                                                 2004
                                                             ---------

 Total Debt to Adjusted Total Assets (not to exceed 60%)         42.7%


 Secured Debt to Adjusted Total Assets (not to exceed 40%)       22.7%


 Consolidated Income Available For Debt Service To
     Maximum Annual Service Charges
     (must be at least 1.5 to 1)                                 2.86


 Total Unsecured Assets to Unsecured Debt
      (must be at least 150%)                                   293.5%


These covenants relate to ERP Operating Limited Partnership's outstanding unsecured public debt. Equity Residential is the general partner of ERP Operating Limited Partnership. The terms are defined in the indentures.


                  Capitalization as of June 30, 2004

Total Debt                                    $6,377,024,696

Common Shares & OP Units         301,567,043
Common Share Equivalents           3,439,516
                                 ------------
Total Outstanding at quarter-
 end                             305,006,559
Common Share Price at June 30,
 2004                                 $29.73
                                 ------------
                                               9,067,844,999
Perpetual Preferred Shares Liquidation Value     615,000,000
Perpetual Preference Interests Liquidation
 Value                                           211,500,000
                                             -------------------------
Total Market Capitalization                  $16,271,369,695

Total Debt/Total Market
 Capitalization                                           39%


         Common Share and Operating Partnership Unit (OP Unit)
                 Weighted Average Amounts Outstanding


                         YTD 2Q04    YTD 2Q03         2Q04        2Q03
                         --------    --------         ----        ----

Weighted Average Amounts Outstanding for
 Net Income Purposes:
 Common Shares
  - basic             278,223,576 271,030,690  278,949,482 271,379,981
 Shares issuable from assumed
 conversion/vesting of:
        - OP Units     21,214,377  22,294,139   20,897,740  22,316,255
        - share
         options/restricted
         shares         2,578,607   1,944,403    2,354,058   2,387,777
                        ---------   ---------    ---------   ---------
 Total Common Shares and OP
  Units - diluted     302,016,560 295,269,232  302,201,280 296,084,013

Weighted Average Amounts Outstanding
 for FFO Purposes:
 OP Units - basic      21,214,377  22,294,139   20,897,740  22,316,255
 Common Shares
 - basic              278,223,576 271,030,690  278,949,482 271,379,981
                      ----------- -----------  ----------- -----------
 Total Common Shares and OP
  Units - basic       299,437,953 293,324,829  299,847,222 293,696,236
 Shares issuable from
  assumed conversion/vesting of:
        - convertible
         preferred
         shares/units   2,540,697   3,143,122    2,531,588   3,140,077
        - share
         options/restricted
         shares         2,578,607   1,944,403    2,354,058   2,387,777
                        ---------   ---------    ---------   ---------
 Total Common Shares and OP
  Units - diluted     304,557,257 298,412,354  304,732,868 299,224,090

Period Ending Amounts
 Outstanding:
 OP Units              20,891,224
 Common Shares        280,675,819
                      -----------
 Total Common Shares and OP
  Units               301,567,043


              Unconsolidated Entities as of June 30, 2004
      (Amounts in thousands except for project and unit amounts)


                                     Institutional
                                         Joint    Lexford/
                                        Ventures   Other    Totals
                                    --------------------- ---------
Total projects                                45      13        58 (1)
                                    ------------- ------- ---------

Total units                               10,846   1,729    12,575 (1)
                                    ------------- ------- ---------

Company's ownership percentage of
 outstanding debt                           25.0%   11.0%

Company's share of outstanding debt(2)  $121,200  $3,420  $124,620
                                    ------------- ------- ---------

Operating information for the six-months ended
6/30/04 (at 100%) (3):
   Operating revenue                     $44,820  $5,757   $50,577
   Operating expenses                     19,949   3,053    23,002
                                    ------------- ------- ---------
   Net operating income                   24,871   2,704    27,575
   Depreciation                           10,268   1,232    11,500
   Other                                     228       -       228
                                    ------------- ------- ---------
   Operating income                       14,375   1,472    15,847
   Interest and other income                  64      14        78
   Interest:
        Expense incurred, net            (18,722) (1,372)  (20,094)
        Amortization of deferred
         financing costs                    (308)   (117)     (425)
                                    ------------- ------- ---------
   Net (loss)                            $(4,591)    $(3)  $(4,594)
                                    ============= ======= =========



(1) Totals exclude Fort Lewis Military Housing consisting of one property and 3,801 units, which is not accounted for under the equity method of accounting, but is included in the Company's property/unit counts at June 30, 2004.

(2) All debt is non-recourse to the Company.

(3) Excludes approximately $7.3 million of losses from previously unconsolidated development entities. The Company consolidated these development entities during the first quarter of 2004 either through its adoption of FIN 46 effective March 31, 2004 or through its acquisition of 15 of these projects during the quarter.


         Consolidated Development Projects as of June 30, 2004
      (Amounts in thousands except for project and unit amounts)


Projects               Location   No. of  Total     Total   Percentage
                                   Units  Capital   Fundings Completed
                                          Cost (1)  To Date
                                                    (1) (2)
----------------------------------------------------------------------

Projects Under
 Development
----------------------
Watermarke (3)         Irvine, CA   535   $121,541 $113,738        94%
2400 M Street          Washington,
(Sovereign at 2400)    D.C.         358    102,913   50,878        49%
Union Station          Los
                       Angeles, CA  278     57,507   14,250        25%
Indian Ridge           Waltham, MA  264     47,269   13,412        28%
1111 25th Street       Washington,
(Sovereign House)      D.C.         140     37,732   31,720        84%
1210 Massachusetts     Washington,
Ave. (Sovereign Park)  D.C.         142     37,077   36,295        98%
1300 N Street, NW      Washington,
(Radius at Logan       D.C.
Circle) (3)                         170     38,412   38,352        99%
                                  --------------------------

Total Projects Under Development  1,887    442,451  298,645

Completed Not Stabilized:
----------------------
Water Terrace I        Marina Del
(Regatta I) (4)        Rey, CA      450    225,813  225,813       100%
Bella Vista I & II     Woodland
(Warner Ridge) (4)     Hills, CA    315     80,112   76,155       100%
City View at the       Lombard, IL
Highlands                           403     65,874   65,624       100%
Legacy Park Central    Concord, CA  259     52,337   50,824       100%
City Place (Westport)  Kansas, MO
(4)                                 288     33,895   33,895       100%
Marina Bay II          Quincy, MA   108     22,954   22,854       100%
                                  --------------------------

Total Projects Completed Not
 Stabilized                       1,823    480,985  475,165

Completed And
 Stabilized:
----------------------
North Pier at          Jersey
Harborside (4)         City, NJ     297     98,187   95,687       100%
Ball Park Lofts        Denver, CO   355     58,738   58,738       100%
                                  --------------------------

Total Projects Completed And
Stabilized                          652    156,925  154,425
                                  --------------------------

Total Projects             15     4,362 $1,080,361 $928,235
                                  ==========================


Projects            Location      Percen- Percen- Estimated  Estimated
                                   tage    tage   Completion  Stabili-
                                  Leased  Occupied    Date     zation
                                                                 Date
----------------------------------------------------------------------

Projects Under
 Development
-------------------
Watermarke (3)      Irvine, CA        47%      47%    3Q 2004  3Q 2005
2400 M Street       Washington, D.C.
(Sovereign at 2400)                    -        -     4Q 2005  4Q 2006
Union Station       Los
                    Angeles, CA        -        -     3Q 2005  3Q 2006

Indian Ridge        Waltham, MA        -        -     4Q 2005  4Q 2006
1111 25th Street    Washington, D.C.
(Sovereign House)                      -        -     4Q 2004  4Q 2005
1210 Massachusetts  Washington, D.C.
Ave. (Sovereign Park)                  -        -     3Q 2004  3Q 2005

1300 N Street, NW   Washington, D.C.
(Radius at Logan
 Circle) (3)                           -        -     3Q 2004  3Q 2005

Completed Not
 Stabilized:
-------------------
Water Terrace I     Marina Del
(Regatta I) (4)     Rey, CA           70%      63%  Completed  1Q 2005
Bella Vista I & II  Woodland
(Warner Ridge) (4)  Hills, CA         63%      60%  Completed  4Q 2004
City View at the    Lombard, IL
Highlands                             61%      56%  Completed  3Q 2005
Legacy Park Central Concord, CA
                                      80%      74%  Completed  1Q 2005
City Place          Kansas, MO
 (Westport) (4)                       83%      80%  Completed  4Q 2004
Marina Bay II       Quincy, MA        30%      26%  Completed  4Q 2004

Total Projects Completed Not Stabilized

Completed And
 Stabilized:
-------------------
North Pier at       Jersey
Harborside (4)      City, NJ          96%      95%  Completed  2Q 2004
Ball Park Lofts     Denver, CO        97%      93%  Completed  2Q 2004


                                                      Total    Q2 2004
                                                      Capital
NOI CONTRIBUTION FROM DEVELOPMENT PROJECTS           Cost (1)    NOI
                                                    ------------------
Projects Under Development                            $442,451   $354
Completed Not Stabilized                               480,985  1,976
Completed And Stabilized                               156,925  1,949
                                                    ------------------
         Total Development/Newly Stabilized NOI
          Contribution                              $1,080,361 $4,279


(1) Total capital cost represents estimated development cost for projects under development and all capitalized costs incurred to date plus any estimates of costs remaining to be funded for all completed projects. Total capital cost and total fundings to date exclude purchase consideration paid to the development partner of $1.8 million, $1.0 million and $2.5 million on Water Terrace I, Bella Vista I & II and North Pier at Harborside, respectively.

(2) Of the total fundings to date, $679.4 million has been transferred to land and depreciable property and $248.8 million is currently reflected as construction in progress ("CIP"). The remaining $78.9 million of CIP represents land held for future development and related costs. Of the $152.2 million remaining to be invested, $143.7 million will be funded through third party construction mortgages.

(3) Projects will be converted to condominiums (Watermarke in phases).

(4) Projects are wholly owned. All others are partially owned.


   Maintenance Expenses and Capitalized Improvements to Real Estate
                For the Six Months Ended June 30, 2004
      (Amounts in thousands except for unit and per unit amounts)


                                     Maintenance Expenses
                         ---------------------------------------------

                  Total            Avg.           Avg.            Avg.
                  Units   Expense  Per  Payroll   Per             Per
                   (1)      (2)    Unit   (3)     Unit   Total    Unit
                ------------------------------------------------------

Established
 Properties (6) 158,595  $43,662  $275  $41,087  $259   $84,749  $534

New Acquisition
 Properties (7)  18,609    4,808   318    3,258   215     8,066   533

Other (8)         9,432    5,233          5,220          10,453
                  -----    -----          -----          ------

Total           186,636  $53,703        $49,565        $103,268
                =======  =======        =======        ========


         Capitalized Improvements to Real Estate           Total
                                                         Expenditures
         ----------------------------------------------- -------------
                              Building
                              Improve-
                          Avg. ments   Avg.         Avg.          Avg.
           Replacements   Per  (5)     Per           Per   Grand  Per
                  (4)     Unit         Unit  Total  Unit   Total Unit
           -----------------------------------------------------------
Established
Properties(6)     $27,090 $171 $40,711 $257 $67,801 $428 $152,550 $962

New
Acquisition
Properties(7)       1,540  102   3,870  256   5,410  358   13,476  891

Other(8)            6,685        9,393       16,078        26,531
                    -----        -----       ------        ------

Total             $35,315      $53,974      $89,289      $192,557
                  =======      =======      =======      ========

(1) Total units exclude 16,376 unconsolidated units.

(2) Maintenance expenses include general maintenance costs, unit turnover costs including interior painting, regularly scheduled landscaping and tree trimming costs, security, exterminating, fire protection, snow and ice removal, elevator repairs, and other miscellaneous building repair costs.

(3) Maintenance payroll includes employee costs for maintenance, cleaning, housekeeping, and landscaping.

(4) Replacements include new expenditures inside the units such as carpets, appliances, mechanical equipment, fixtures and vinyl flooring.

(5) Building improvements include roof replacement, paving, amenities and common areas, building mechanical equipment systems, exterior painting and siding, major landscaping, vehicles and office and maintenance equipment.

(6) Wholly Owned Properties acquired prior to January 1, 2002.

(7) Wholly Owned Properties acquired during 2002, 2003 and 2004. Per unit amounts are based on a weighted average of 15,130 units.

(8) Includes properties either Partially Owned or sold during the period, commercial space, condominium conversions and $2.2 million included in building improvements spent on seven specific assets related to major renovations and repositioning of these assets.


                        Discontinued Operations
                        (Amounts in thousands)

                                   Six Months Ended    Quarter Ended
                                        June 30,          June 30,
                                   ------------------ ----------------
                                      2004      2003    2004     2003
                                   ------------------ ----------------

REVENUES
Rental income                      $14,986  $101,596  $3,988  $46,663
                                   -------- --------- ------- --------
     Total revenues                 14,986   101,596   3,988   46,663
                                   -------- --------- ------- --------

EXPENSES (1)
Property and maintenance             8,716    34,653   2,600   16,276
Real estate taxes and insurance      1,880    11,101     567    5,240
Property management                      -       112       -       62
Depreciation                         3,495    27,015     595   12,548
                                   -------- --------- ------- --------
     Total expenses                 14,091    72,881   3,762   34,126
                                   -------- --------- ------- --------

Discontinued operating income          895    28,715     226   12,537

Interest and other income               57       129      35      112
Interest:
     Expense incurred, net            (561)   (2,837)    (59)  (1,120)
     Amortization of deferred
      financing costs                 (225)     (213)    (35)    (123)
                                   -------- --------- ------- --------
Discontinued operations, net          $166   $25,794    $167  $11,406
                                   ======== ========= ======= ========


(1) Includes expenses paid in the current period for properties sold in prior periods related to the Company's period of ownership.


    As a result of the Securities and Exchange Commission's Regulation FD, the Company will provide earnings guidance in its quarterly earnings release. These projections are based on current expectations and are forward-looking.

            2004 Earnings Guidance (per share diluted)
            ------------------------------------------

                                              Q3          YEAR
                                           --------      ------
   Expected EPS (1)                    $0.22 to $0.24  $1.21 to $1.35

   Add:  Expected depreciation expense           0.40            1.62
   Less: Expected net gain on sales (1)         (0.09)          (0.68)
                                                -----           ------
   Expected FFO (2)                    $0.53 to $0.55  $2.15 to $2.29
                                        =============   =============

               2004 Same-Store Assumptions
               ---------------------------

   Physical occupancy                                     93.0%

   Revenue change                              (0.75%) to 1.50%

   Expense change                                  3.0% to 4.0%

   NOI change                                    (4.0%) to 0.5%

   Acquisitions                                   $800 million

   Dispositions                                   $800 million


(1) Earnings per share ("EPS") represents net income per share calculated in accordance with accounting principles generally accepted in the United States. Expected EPS is calculated on a basis consistent with actual EPS. Due to the uncertain timing and extent of property dispositions and the resulting gains/losses on sales, actual EPS could differ materially from expected EPS.

(2) The National Association of Real Estate Investment Trusts ("NAREIT") defines funds from operations ("FFO") (April 2002 White Paper) as net income (computed in accordance with accounting principles generally accepted in the United States), excluding gains (or losses) from sales of depreciable property, plus depreciation and amortization, and after adjustments for unconsolidated partnerships and joint ventures. Adjustments for unconsolidated partnerships and joint ventures will be calculated to reflect funds from operations on the same basis. Expected FFO is calculated on a basis consistent with actual FFO.

    CONTACT: Equity Residential
             Marty McKenna, 312-928-1901